Infinity Pharmaceuticals (NASDAQ: INFI) Company Overview June 2007 Exhibit 99.1

Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation
Reform Act of 1995.  These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-
looking statements.
• Such forward-looking statements include statements regarding future clinical trial activity for IPI-504 in both intravenous and oral form; the collection of additional clinical information on IPI-504; the intended utilization and commercial potential of IPI-504; the ability to name clinical candidates in the company’s research programs;
estimates of 2007 financial performance and year-end cash balance; and the expectation that Infinity will have cash to support its current operating plan through at least December 31, 2009.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations.  For example, there can be no guarantee that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases, be approved for sale in any market or that, if approved, revenue from sales of such product will reach any specific level. In particular, management's expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities and investigational review boards at clinical trial sites; Infinity’s ability to enroll patients in its clinical trials; Infinity's dependence on its collaborations with MedImmune and Novartis; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities; unplanned cash requirements and expenditures;
and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any products it is developing.
• These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors" included Infinity's quarterly report on Form 10-Q for the quarter ended March 31, 2007, as filed with the Securities and Exchange Commission on May 9, 2007.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and
Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.

Profile of Infinity Pharmaceuticals (NASDAQ: INFI)
Strategy
Management
Business
Portfolio
Emerging targets in oncology, areas of high patient need
Build rapid registration paths, broaden market potential
Led by proven drug developers and company-builders
Premier investor base and strong balance sheet
Lead clinical product: IPI-504, a novel Hsp90 inhibitor
Hedgehog pathway inhibitor
Pipeline of internally-discovered cancer drug candidates

Combinations IPI-504 (IV)
IPI-504 (Oral)
Additional tumors
(solid & hem.)
IPI-504 (IV)
NSCLC IPI-504 (IV)
GIST/STS IPI-504 (IV)
Early discovery
Hsp90
Bcl-2/Bcl-xL
Hedgehog pathway
Phase II Phase I Preclinical Discovery Programs
Product pipeline
Current
Planned for next 12
months, pending data
Phase I/II

5 Lead clinical program IPI-504 – a novel Hsp90 inhibitor

•
Focus on most rapid path to registration
–
Single-agent activity in refractory setting
–
Greatest unmet medical need = potential for accelerated approval
•
In parallel, initiate additional trials for broader indications
–
Additional solid and hematological tumors in refractory settings
–
Combination therapy with standards of care to expand market
potential
•
Rapid development of oral dosage form
–
Ease of use for earlier lines of therapy and chronic settings
IPI-504 clinical development strategy

Phase I trial in refractory GIST/STS
Principal Investigator:
•
Dr. George Demetri, Dana-Farber Cancer Institute
Objectives:
•
Safety, PK, dose-ranging
•
Establish Phase II dose
Surrogate marker of
response:
•
PET scans
Schedule A:
•
Days 1, 4, 8, 11 of 21 day cycle, with a 10-day-off
period, or “drug holiday”
Schedule B:
•
Twice weekly in a 3-week cycle (i.e., no drug
holiday)
Trial description:
•
Phase I trial in patients with Gleevec-refractory
metastatic gastrointestinal stromal tumors (GIST)
and advanced soft tissue sarcomas (STS)

Preliminary results from Phase I trial in GIST/STS*
•
28 patients treated with IPI-504
– Average 2.6 prior therapies (primarily Gleevec
®
and Sutent
®
)
•
IPI-504 well-tolerated up to 400 mg/m²
– MTD not yet reached
•
Biological activity observed
– Schedule A (EORTC quantitative PET criteria)
• 15 of 18 (83%) Stable Disease or better
• 4 of 18 (22%) Partial Response
– Schedule B (qualitative PET)
• 3 of 4 responses
– Histological and CT changes
•
Duration of clinical benefit
– 7 of 20 (35%) 5 or more cycles (Schedule A)
*Results published at ASCO, June 2007: George D. Demetri, et al,"Inhibition
of the Heat Shock Protein 90 (Hsp90) chaperone with the novel agent
IPI-504 to overcome resistance to tyrosine kinase inhibitors (TKIs) in metastatic GIST: Updated results of a phase I trial," (Poster Number 8,
Abstract No: 10023) and A.D. Van den Abbeele, et
al,
"Inhibition and flare patterns of metabolic response to the heat shock protein 90 (Hsp90)
inhibitor IPI-504 visualized by FDG-PET in patients (pts) with advanced gastrointestinal stromal tumors (GIST) resistant to tyrosine kinase inhibitor
(TKI) therapy," (Poster Number 1, Abstract No: 3530)

Background on PET imaging
•
Positron emission tomography (PET) is an imaging technology
–
Labeled glucose is visible on PET scan
–
Glucose concentrates in most metabolically-active tissues
–
Cancer cells appear as bright spots on PET images
•
PET used as a surrogate marker of response in oncology trials
–
PET responses also seen in Gleevec and Sutent GIST trials
–
FDA Critical Path evaluation of PET in several lethal cancers
•
PET response correlated with enhanced survival in many cancers, including GIST
1
1  Kelloff GJ, et al. Clin Cancer Res 2005;11(8) April 15, 2005: 2785.

Evaluation of PET Images as marker of biological activity
•
Standards emerging for methodology of use and measurement of impact
•
SUV (standardized uptake value) quantifies the ratio of uptake of 18-FDG*
for any given point in the body to the expected level
– SUV
max
measures the single point within a tumor with the highest SUV value
•
Tracking SUV
max
for a single tumor lesion over time provides a
standardized approach for assessing the change in metabolic activity of the cancer during and after treatment by a cancer therapy
•
European Organization for Research and Treatment of Cancer (EORTC)
criteria determines a quantitative measurement using SUV
max
– Stable Disease as a change in SUV
max
of +/-25% or less
– Partial Response as a greater than 25% decrease in SUV
max
*18-fluorodeoxyglucose, or 18-FDG, is the most common
tracer molecule used in oncology for PET imaging.

Cumulative proportion surviving
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
100
200
300
400
500
600
700
Time (days)
P=0.00107
n=13
n=8
Complete
Censored

Infinity PHARMACEUTICALS

11 Initial PET response predicts long-term survival (Gleevec) 1 Kaplan Meier Estimate of Overall Survival 1 Stroobants S, et al. Eur J Cancer 2003;39:2012-20. PET responders PET non-responders

Overall Survival by Best Response Achieved
(Kaplan Meier Estimate)

1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Probability
PROGRESSION
On Imatinib
Median 36 wks
STABLE DISEASE
Median not reached
PARTIAL RESPONSE
0
12
24
36
48
60
72
84
96
108
120
132
144
156
168
180
192
204
216
228
240
252
264
Weeks Post First Dose

Infinity PHARMACEUTICALS

12 GIST Patients Benefit Regardless of Tumor Shrinkage (Gleevec) 1 1 Blanke, CD, et al. J Clin Onc 2006 (ASCO Proceedings) Part I, Vol 24; No. 18S: 9528.

IPI-504 PET response (at 150 mg/m
2
)
Baseline
Cycle 1, Day 21
After 10 days
off treatment
Cycle 1, Day 11
72 hours post
2
nd
dose of IPI-504
Cycle 3, Day 12
After additional
cycles of
treatment
Courtesy of Van den Abbeele & Demetri:
Dana-Farber Cancer Institute
Harvard Medical School

IPI-504 PET response (at 400 mg/m
2
)
Courtesy of Van den Abbeele & Demetri:
Dana-Farber Cancer Institute
Harvard Medical School
• Baseline • Baseline • Cycle 1, Day 22
• 10 days off treatment
• Cycle 1, Day 22
• 10 days off treatment
• Cycle 1, Day 12
• 24 hrs post 4
• Cycle 1, Day 12
• 24 hrs post 4
th
dose

Histopathology of GIST lesions Before and After IPI-504 Treatment
Photomicrographs courtesy of Jason Hornick, MD, PhD, Photomicrographs courtesy of Jason Hornick, MD, PhD,
Dana-Farber / Brigham and Women’s Cancer Center Pathology
Dana-Farber / Brigham and Women’s Cancer Center Pathology
-Farber / Brigham and Women’s Cancer Center Pathology
Farber / Brigham and Women&#146;s Cancer Center Pathology
’s Cancer Center Pathology
s Cancer Center Pathology
Viable GIST
cells are
noted
in this
section
from
resection
specimen
Extensive stromal
hyalinization with
Hemosiderin
deposition
(brown spots)
consistent with
treatment effect
Tumor Section 1 post-IPI-504 Tumor Section 2 Post-IPI-504
Pre-IPI-504 Pre-IPI-504
Staining
indicative of
c-Kit
mutation
Absence of
staining
indicative of
lack of c-Kit
mutation

16 CT scans for patient before and after IPI-504 treatment Patient received 400 mg/m2 (Schedule A) of IPI-504 Screening End of Cycle 3

H8
H5
C
L2
N
GDM from complex
super-imposed on
the apo structures
H4
Closed (apo-I222)
Open (apo-P2₁)
GDM from Complex

Infinity
PHARMACEUTICALS

Heat shock protein 90 (Hsp90) is an emerging cancer
target
Function of Hsp90
•
“Chaperone” protein responsible for proper
folding and function of some proteins
Function of Hsp90 in cancer cells
•
Many oncogenic proteins rely on Hsp90 to
function
•
Inhibiting Hsp90 is another way to inhibit
the oncogenic proteins themselves

Long list of oncogenic proteins depend on Hsp90…
Indication
CML
AML
CLL
GIST
Breast (HER2+)
NSCLC
Renal cell
Prostate (PTEN-/-)
Bcr-Abl
Flt3
Zap70
c-Kit
HER2
EGFR
VEGFR / HIF-1a
p-Akt
Hsp90
client proteins
Broad clinical
potential for
Hsp90
inhibition

Gleevec
®
/Sprycel
®
Investigational
Investigational
Gleevec
®
/Sutent
®
Herceptin
®
/Tykerb
®
Tarceva
®
/Erbitux
®
Nexavar
®
/Sutent
®
Investigational
Targeted therapy
…with well-validated commercial potential
Indication
CML
AML
CLL
GIST
Breast (HER2+)
NSCLC
Renal cell
Prostate (PTEN-/-)
Bcr-Abl
Flt3
Zap70
c-Kit
HER2
EGFR
VEGFR / HIF-1a
p-Akt
Broad clinical
and commercial
potential for
Hsp90
inhibition
Hsp90
client proteins

Cancer
cell death
Tyrosine kinase
inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
Oncogenic protein
drives cancer cell
survival & growth
Resistance mutations
evade TKI therapy
IPI-504
IPI-504: an alternative to direct inhibition of oncogenic
proteins
IPI-504
Dependent on
Hsp90 for function
Still dependent on
Hsp90 for function

0
500
1000
1500
2000
2500
3000
3500
4000
12 15 19 22 26 27 32
Days Post-Implant
69%
difference
in tumor
volume
(p=0.009)
IPI-504 Vehicle
Gefitinib Vehicle
100mpk Gefitinib, oral (daily for 3 weeks)
100mpk IPI-504, IP (2x weekly)
IPI-504 is active in animal models of Tarceva- / Iressa-
resistant NSCLC

Phase I/II trial in advanced NSCLC
Principal Investigator:
•
Dr. Thomas Lynch, Massachusetts General
Hospital
Objectives:
•
Phase I: Safety, PK, dose-ranging
•
Phase II: Expand at MTD to further characterize
response of patients with mutant or wt EGFR
Markers of response:
•
CT scans (RECIST)
•
PET scans
Schedule :
•
Twice weekly in a 4-week cycle
Trial description:
•
Phase I/II trial in Stage IIIb/IV NSCLC patients
with previous TKI therapy
Patient population:
•
Prior therapy (>12 weeks) on a TKI

Potential advantages of IPI-504
Potential opportunity Preclinical evidence
Overcomes resistance to kinase
inhibitors in refractory settings
Refractory settings where TKIs
have failed
Fast path to market due to high
unmet medical need
Active against multiple resistance
mutations
Less reliant on genotyping or
patient subpopulations
Synergistic in combination with
kinase inhibitors
Earlier lines of therapy
Expanded market potential
Orally available and active
Earlier lines of therapy
Expanded market potential

24 Preclinical programs Hedgehog, Bcl-2

Overview of Hedgehog program
•
Role of Hedgehog pathway in cancer (emerging rationale)
–
Aberrantly up-regulated in a variety of lethal cancers
–
May be implicated in cancer stem cell signaling
• Cancer stem cells suspected to be progenitor cells primarily responsible for tumor growth, survival, and metastasis
•
Infinity’s program
–
Highly potent, systemic inhibitors of Hedgehog pathway
–
Clinical candidate to be selected, IND-enabling studies to begin in 2007
–
Opportunity for best-in-class product

Overview of Bcl-2 program
•
Role of Bcl-2 in cancer
–
Central oncology target in the apoptosis pathway (along with XIAP)
–
Promotes cancer cell survival, including drug resistance, by inhibiting apoptosis
•
Infinity’s program
–
Novel, highly potent and on-target inhibitors of Bcl-2 and Bcl-2/Bcl-xL
–
Lead optimization
–
Opportunity for best-in-class product

27 Corporate Alliances and Financials Strong validation, significant value retention

AMGEN NOVARTIS
Johnson & Johnson

NOVARTIS

Infinity
PHARMACEUTICALS

Chemistry platform
2004-2006
Non-exclusive access to DOS
chemistry libraries
• $60M upfront & committed
• Potential royalties
• No downstream rights
Chemistry platform
2004-2006 Core technology
Non-exclusive access to DOS
chemistry libraries
• $60M upfront & committed
• Potential royalties
• No downstream rights
1
st
and 2
nd
generation alliances
Build the company
Traditional product-based license
Bcl-2/Bcl-xL
March 2006  Discovery
• $30M upfront & committed
• >$370M milestones
• Significant WW royalty
• Co-promotion right in US

3
rd
generation alliance
Ensure near-term financial strength and long-term value
• Leverage Infinity’s
strengths in chemistry
and oncology
• Align with
MedImmune’s strategic
expansion in oncology
• AstraZeneca acquisition
—
All rights and
obligations survive
—
Hsp90 cited as key
clinical stage program
Multi-program partnership;
R&D and commercial jointly led
• $70M upfront
• $430M milestones
• 50/50 R&D cost share
• 50/50 WW profit split
• Co-promotion right in US
Hsp90/Hedgehog
August 2006  Preclinical/Phase I

Strong balance sheet and cash runway
•
March 2007 cash and equivalents (unaudited): ~$127M
•
Burn rate well-controlled via alliances
–
50% cost-sharing of Hsp90, Hedgehog programs with MedImmune
–
100% of Bcl-2 program funded by Novartis
•
January 2008 cash and equivalents (projected) : >$100M
•
Cash runway through at least the end of 2009
–
Based on current projected operating plan

31 Corporate Summary Proven team, track record of success

Infinity Leadership
Michael Curtis, Ph.D., Sr Dir Pharmaceutical
Development
TKT, Syntonix, Genzyme, Bristol-Myers Squibb
David Grayzel, M.D., VP Clinical Development
& Medical Affairs
Dyax,  Mass General Hospital
Steven Kafka, Ph.D., VP Finance
Millennium, Strategic Decisions Group
John Keilty, Sr Dir Informatics
Millennium,
UMass Medical School
Jeanette Kohlbrenner, Dir Human Resources
Genetics Institute, Syntonix
Vito Palombella, Ph.D., VP Drug Discovery
Syntonix, Millennium, ProScript
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Jeffrey Tong, Ph.D., VP Corporate & Product
Development
McKinsey & Co, Harvard Center for Genomics
Research
Jim Wright, Ph.D., VP Pharmaceutical Development
Millennium, Alkermes, Boehringer Ingelheim,
Syntex, U. of Wisconsin
Steven Holtzman, CEO
Millennium, DNX
Julian Adams, Ph.D., President and CSO
Millennium, ProScript,
Boehringer Ingelheim, Merck
Adelene Perkins, EVP & CBO
Transform, Genetics Institute,
Bain, GE

2007 Infinity goals and milestones: R&D
•
Initiate Phase I/II trial of IPI-504 in NSCLC (1H07)
•
Complete Phase I trial of IPI-504 in GIST/STS (2H07)
•
Progress IPI-504 to one or more Phase II trials (2H07)
•
Initiate IPI-504 combination study (2H07)
•
Enter clinic with oral formulation of IPI-504 (2H07)
•
Select clinical candidate for Hedgehog program
•
Continue progress with Novartis on Bcl-2 program
•
Advance early discovery programs

2007 Infinity goals and milestones: Business
•
Maintain a strong balance sheet
–
End 2007 with >$100M
cash and runway through at least the end of 2009
(based on current operating plan)
•
Sustain excellence in strategic alliances with MedImmune and
Novartis
•
Employ position of strength strategically to create shareholder value
– Evaluate business development and other value-adding opportunities
•
Maintain values-driven entrepreneurial culture of citizen-ownership

Combinations IPI-504 (IV)
IPI-504 (Oral)
Additional tumors
(solid & hem.)
IPI-504 (IV)
NSCLC IPI-504 (IV)
GIST/STS IPI-504 (IV)
Early discovery
Hsp90
Bcl-2/Bcl-xL
Hedgehog pathway
Phase II Phase I Preclinical Discovery Programs
Product pipeline
Current
Planned for next 12
months, pending data
Phase I/II

Infinity Pharmaceuticals (NASDAQ: INFI) Company Overview June 2007